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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 JANUARY 2, 2007

                                  SOFTECH, INC.
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                  0-10665                   04-2453033
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)

                                2 Highwood Drive,
                               Tewksbury, MA 01876

                    (Address of principal executive offices)

                                 (978) 640-6222
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02:        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On January 5, 2007, the Registrant announced that Joseph P. Mullaney had given his notice of resignation as President, Chief Operating Officer and Chief Financial Officer to accept another position. He expects to transition his responsibilities to the newly appointed officers of the Company over a brief transition period.

(c) On January 5, 2007, the Registrant announced that Jean J. Croteau was appointed President and Amy McGuire was appointed Chief Financial Officer. Mr. Croteau has been the Company's Vice President, Operations since July 2001. Amy McGuire joined the Company as Accounting Manager in December 2002 with the acquisition of Workgroup Technology Corporation ("WTC") and in August 2004 she was promoted to Corporate Controller. Ms. McGuire was employed at WTC for five years prior to the Registrant's acquisition of that company.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Exhibit 99.1.     Press Release issued by SofTech, Inc. dated January 5, 2007


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SOFTECH, INC.


Date:   January 5, 2007              By:/s/ Joseph P. Mullaney
                                          --------------------------------------
                                     Name: Joseph P. Mullaney
                                     Title:President and Chief Operating Officer
                                           (Principal Financial and Accounting
                                            Officer)



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
---------   --------------------------------------------------------------------

99.1        Press Release issued by SofTech, Inc. dated January 5, 2007

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